Exhibit 10.12

SERIES 2011-1

INDENTURE SUPPLEMENT

between

GTP ACQUISITION PARTNERS I, LLC

ACC TOWER SUB, LLC

DCS TOWER SUB, LLC

GTP SOUTH ACQUISITIONS II, LLC

GTP ACQUISITION PARTNERS II, LLC

GTP ACQUISITION PARTNERS III, LLC

as Obligors

and

The Bank of New York Mellon

as Indenture Trustee

dated as of March 11, 2011

Secured Tower Revenue Notes, Global Tower Series 2011-1

i

SERIES 2011-1

INDENTURE SUPPLEMENT

THIS SERIES 2011-1 INDENTURE SUPPLEMENT (this “Series Supplement”), dated as of March 11, 2011, is between GTP Acquisition Partners I, LLC, a Delaware limited liability company (the “Issuer”), ACC Tower Sub, LLC, a Delaware limited liability company (“ACC”), DCS Tower Sub, LLC, a Delaware limited liability company (“DCS”), GTP South Acquisitions II, LLC, a Delaware limited liability company (“GTP South Sub”), GTP Acquisition Partners II, LLC, a Delaware limited liability company (“GTP Sub II”) and GTP Acquisition Partners III, LLC, a Delaware limited liability company (“GTP Sub III”; together with ACC, DCS, GTP South Sub and GTP Sub II, the “Closing Date Asset Entities”; together with any entity that becomes a party hereto after the date hereof as an “Additional Asset Entity”, the “Asset Entities”, the Asset Entities and the Issuer, collectively, the “Obligors”), and The Bank of New York Mellon, as indenture trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Obligors and the Indenture Trustee are parties to the Amended and Restated Indenture, dated as of May 25, 2007, as amended by the Indenture Supplement, dated as of March 11, 2011 (the “Indenture”);

WHEREAS, the Obligors have requested certain amendments to the Indenture after the Series 2007-1 Notes have been paid in full, and the Indenture Trustee, as authorized by the required Noteholders, is willing to agree to such amendments on the terms and subject to the conditions herein set forth;

WHEREAS, the Obligors desire to enter into this Series Supplement in order to issue Notes pursuant to the terms of the Indenture and Section 2.07 thereof;

WHEREAS, the Issuer represents that it has duly authorized the issuance of $70,000,000 of Secured Tower Revenue Notes, Global Tower Series 2011-1, designated as Class C (the “Series 2011-1 Notes”);

WHEREAS, the Series 2011-1 Notes constitute Notes as defined in the Indenture; and

WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein shall have the meaning ascribed to such terms in the Indenture. All words and phrases defined in the Indenture shall have the same meaning in this Series Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Series Supplement unless the context clearly requires otherwise:

“Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b).

“Closing Date” shall mean March 11, 2011.

“Date of Issuance” shall mean, with respect to the Series 2011-1 Notes, March 11, 2011.

“Initial Purchaser” shall mean Barclays Capital Inc.

“Note Rate” shall mean the fixed rate per annum at which interest accrues on the Series 2011-1 Notes as set forth in Section 2.01(a).

“Offering Memorandum” shall mean the Offering Memorandum dated March 8, 2011, relating to the issuance by the Issuer of the Series 2011-1 Notes.

“Post ARD Note Spread” shall, for the Series 2011-1 Notes, be 1.690% per annum.

“Prepayment Period” shall mean, in relation to the Series established in this Series Supplement, the date which is twelve months prior to the Anticipated Repayment Date.

“Rated Final Payment Date” shall have the meaning ascribed to it in Section 2.01(b) hereof.

“Rating Agency” or “Rating Agencies” shall mean, in relation to the Series established in this Series Supplement, Moody’s.

“Second Amended and Restated Indenture” shall have the meaning ascribed to it in Section 3.01.

“Series 2011-1 Notes” shall have the meaning ascribed to it in the preamble hereto.

Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(c) “or” is not exclusive;

(d) “including” means including without limitation;

(e) words in the singular include the plural and words in the plural include the singular;

(f) all references to “$” are to United States dollars unless otherwise stated;

(g) any agreement, instrument or statute defined or referred to in this Series Supplement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

(h) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

ARTICLE II

SERIES 2011-1 NOTE DETAILS; FORM OF SERIES 2011-1 NOTES

Section 2.01 Series 2011-1 Note Details.

(a) The aggregate principal amount of the Series 2011-1 Notes which may be initially authenticated and delivered under this Series Supplement shall be designated as “Class C” with the initial principal balance, Note Rate and rating set forth below (except for Series 2011-1 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Section 2.02 of the Indenture):

Series/Class	Initial Principal Balance	Note Rate	Rating (Moody’s)

Series 2011-1, Class C	$70,000,000	3.9671%	A2	(sf)

(b) The “Anticipated Repayment Date” for the Series 2011-1 Notes is the Payment Date in June 2016. The “Rated Final Payment Date” for the Series 2011-1 Notes is the Payment Date in June 2041).

(c) The first Payment Date on which payments of Accrued Note Interest shall be paid to the Noteholders of the Series 2011-1 Notes shall be the April 2011 Payment Date. The initial Interest Accrual Period for the Series 2011-1 Notes shall consist of 34 days.

Section 2.02 Delivery of Series 2011-1 Notes. Upon the execution and delivery of this Series Supplement, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the Series 2011-1 Notes and deliver the Series 2011-1 Notes to the Depositary.

Section 2.03 Forms of Series 2011-1 Notes. The Series 2011-1 Notes shall be in substantially the form set forth in the Indenture, each with such variations, omissions and insertions as may be necessary.

ARTICLE III

AMENDMENTS

Section 3.01 Amendments.

(a) Upon the execution of this Series Supplement pursuant to the provisions hereof, the Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under the Indenture of the Indenture Trustee, the Servicer, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of this Series Supplement shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes. Each of the Obligors and the Indenture Trustee and the Noteholders hereby acknowledges, agrees and consents (the Noteholders evidencing their consent by their acceptance of the Series 2011-1 Notes) that effective on the date that the Series 2007-1 Notes shall have been paid in full, the Obligors and the Indenture Trustee shall promptly execute the amended and restated Indenture on such date as set forth on Annex A attached hereto (the “Second Amended and Restated Indenture”) without any further action or consent on any such party’s part or on the part of any of its successors or assigns and promptly after the execution by the Obligors and the Indenture Trustee of the Second Amended and Restated Indenture, the Indenture Trustee shall deliver to the Noteholders and the Servicer a copy of the Second Amended and Restated Indenture, and the Series 2011-1 Notes and all the terms and conditions of this Series Supplement shall be and be deemed to be part of the terms and conditions of the Second Amended and Restated Indenture for any and all purposes. Any failure of the Indenture Trustee to deliver the Second Amended and Restated Indenture, shall not, however, in any way impair or affect the validity of the Second Amended and Restated Indenture.

(b) Schedule 6.15 of the Indenture is hereby amended by replacing the existing schedule with Schedule 6.15 set forth on Annex B attached hereto.

ARTICLE IV

GENERAL PROVISIONS

Section 4.01 Date of Execution. This Series Supplement for convenience and for the purpose of reference is dated as of March 11, 2011.

Section 4.02 Notices. Notices required to be given to Moody’s by the Issuer and/or the Asset Entities or the Indenture Trustee shall be mailed to Moody’s Investors Service, Inc., 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, Attention: Giyora Eiger.

Section 4.03 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.04 Severability. In case any provision in this Series Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.05 Counterparts. The Indenture and any Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

ARTICLE V

APPLICABILITY OF INDENTURE

Section 5.01 Applicability. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Series Supplement. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Obligors and the Indenture Trustee have caused the Indenture and this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

GTP ACQUISITION PARTNERS I, LLC, as Issuer

By:	/s/ SHAWN R. RUBEN
Name:	Shawn R. Ruben
Title:	Secretary

ACC TOWER SUB, LLC, as Obligor

By:	/s/ SHAWN R. RUBEN
Name:	Shawn R. Ruben
Title:	Secretary

DCS TOWER SUB, LLC, as Obligor

By:	/s/ SHAWN R. RUBEN
Name:	Shawn R. Ruben
Title:	Secretary

GTP SOUTH ACQUISITIONS II, LLC, as Obligor

By:	/s/ SHAWN R. RUBEN
Name:	Shawn R. Ruben
Title:	Secretary

GTP ACQUISITION PARTNERS II, LLC, as Obligor

By:	/s/ SHAWN R. RUBEN
Name:	Shawn R. Ruben
Title:	Secretary

GTP ACQUISITION PARTNERS III, LLC, as Obligor

By:	/s/ SHAWN R. RUBEN
Name:	Shawn R. Ruben
Title:	Secretary

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:	/s/ ALAN TEREZIAN
Name:	Alan Terezian
Title:	Vice President